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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          April 20, 2000
                                                           --------------


                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                      1-11515             47-0658852
-----------------------------       ------------      ----------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
     of incorporation)              File Number)      Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                        68124
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         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                         COMMERCIAL FEDERAL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

Item 5.  Other Events:
----------------------

         On April 20, 2000, Commercial Federal Corporation ("Commercial Federal") announced that James A. Laphen, President and Chief Operating Officer, will retire from Commercial Federal effective December 31, 2000.

         Information regarding this announcement is set forth in Commercial Federal's press release dated April 20, 2000, attached hereto as
         Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

         (a)   Exhibits:

               Exhibit 99. Press release dated April 20, 2000.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       COMMERCIAL FEDERAL CORPORATION
                                       -----------------------------------------
                                       (Registrant)


Date:    April 27, 2000                /s/ William A. Fitzgerald
         --------------                -----------------------------------------
                                       William A. Fitzgerald
                                       Chairman of the Board and
                                       Chief Executive Officer

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